UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 5, 2008 (December 5, 2008)
Date of Report (Date of earliest event reported)
FLOW INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-12448 (Commission File Number)	91-1104842 (IRS Employer
Identification Number)
23500 — 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices) (Zip Code)
(253) 850-3500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
Flow International Corporation (“Flow” or the “Company”) issued a press release December 5, 2008 reporting results for its fiscal 2009 second quarter ended October 31, 2008.
A copy of the release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Company will hold a conference call to discuss the results on Friday, December 5th at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time).
ITEM 9.01. Exhibits
     (d) Exhibits
99.1	News Release dated December 5, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2008	FLOW INTERNATIONAL CORPORATION

	By:	/s/ John S. Leness

	Name:	John S. Leness
	Title:	General Counsel and Secretary